UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                 August 6, 2008

IONA Technologies PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland

(State or Other Jurisdiction of Incorporation)

000-29154	NA
(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	NA
(Address of Principal Executive Offices)	(Zip Code)

353 1 637 2000 or (781) 902-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 25, 2008, IONA Technologies PLC (the “Company”) and Progress Software Corporation (“Progress”) announced that they had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited, a private limited company incorporated under Irish company law and a wholly-owned subsidiary of Progress (“SPK Acquisitions”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the “Companies Act”) (the proposed acquisition by SPK Acquisitions of the Company is referred to as the “Acquisition”).

On April 29, 2008, the Company filed with the Securities and Exchange Commission its proxy statement (the “Proxy Statement”) for the Company’s 2008 Annual General Meeting (the “Annual General Meeting”). The Company originally intended to mail the Proxy Statement to its shareholders on or about August 8, 2008. Because the Scheme requires the approval of the Company’s shareholders, the Company will be holding a Court Meeting and an Extraordinary General Meeting on August 28, 2008. As a result, the Company has decided to postpone the mailing of the Proxy Statement for the Annual General Meeting to on or about August 29, 2008. The Annual General Meeting remains scheduled for September 29, 2008, as disclosed in the Proxy Statement; however, if the Scheme becomes effective and the Acquisition closes before September 29, 2008, SPK Acquisitions and other subsidiaries of Progress will hold all of the issued stock of the Company and will be the only stockholders entitled to attend the Annual General Meeting.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Disclosure Required by the Irish Takeover Rules

The directors of the Company accept responsibility for the information contained in this Current Report on Form 8-K. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA TECHNOLOGIES PLC

Date: August 6, 2008	By:	/s/ Christopher M. Mirabile
	Name:	Christopher M. Mirabile
	Title:	Chief Financial Officer, General Counsel and Secretary